UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2021
VERIZON OWNER TRUST 2020-A
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-224598-05 Central Index Key: 0001796705
VERIZON ABS LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001737286
Delaware	333-224598	22-3372889
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)
CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215
One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01      Entry into a Material Definitive Agreement.

On November 8, 2021, Verizon ABS LLC (the “Depositor”) entered into a receivables transfer agreement, dated as of November 8, 2021 (the “VZMT Receivables Transfer Agreement”), among Verizon Master Trust (“VZMT”), as transferor, Cellco Partnership d/b/a Verizon Wireless (“Cellco”), as servicer, and the Depositor, pursuant to which VZMT has agreed to transfer certain device payment plan agreements (the “Receivables”) to the Depositor from time to time, which Receivables would be subsequently transferred by the Depositor to Verizon Owner Trust 2020-A (the “Issuer”).
In connection with the foregoing, Omnibus Amendment No. 1 to the Transfer and Servicing Agreement, the Parent Support Agreement, the Indenture and the Administration Agreement, dated as of November 8, 2021, among the Issuer, Verizon DPPA True Up Trust, Cellco, as servicer, marketing agent, custodian and administrator, the Depositor, Verizon Communications Inc., as parent support provider, and U.S. Bank National Association, as indenture trustee, was executed and delivered by the parties thereto.
Item 9.01.                          Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.                          Description

10.10	VZMT Receivables Transfer Agreement, dated as of November 8, 2021, among Verizon Master Trust, Cellco, as servicer, and the Depositor.

99.1
Omnibus Amendment No. 1 to the Transfer and Servicing Agreement, the Parent Support Agreement, the Indenture and the Administration Agreement, dated as of November 8, 2021, among the Issuer, Verizon DPPA True Up Trust, Cellco Partnership d/b/a Verizon Wireless, as servicer, marketing agent, custodian and administrator, the Depositor, Verizon Communications Inc., as parent support provider, and U.S. Bank National Association, as indenture trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS LLC

By:	/s/ Kee Chan Sin
Name:	Kee Chan Sin
Title:	Chief Financial Officer

Date: November 8, 2021